Exhibit 10.31

EXECUTION COPY

SECOND OMNIBUS AMENDMENT,

AGREEMENT AND CONSENT

(Kenosia)

This Second Omnibus Amendment, Agreement and Consent (this “Agreement”) is entered into this 19th day of May 2005 for the purpose of amending the terms of the Secured Term Notes, Series 2002-1 (the “Series 2002-1 Notes”) and for the purpose of making amendments to the documents described in this Agreement related to the Series 2002-1 Notes.

WHEREAS, this Agreement is among (i) Cendant Mobility Services Corporation, a Delaware corporation (“CMSC”), (ii) Cendant Mobility Relocation Company (formerly known as Cendant Mobility Government Financial Services Corporation), a Delaware corporation (“CMGFSC”), (iii) Kenosia Funding, LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (iv) The Bank of New York, a New York state banking corporation, as trustee under the Indenture described below and at the direction of Gotham Funding Corporation (“Gotham”) as holder of 100% of the Series 2002-1 Notes (the “Trustee”), (v) Gotham, as the purchaser, and (vi) The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, as administrative agent (the “Bank”).

WHEREAS, this Agreement relates to the following documents:

—CMGFSC Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Purchase Agreement”) by and between CMSC, as Originator and CMGFSC, as Buyer;

—Receivables Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Receivables Purchase Agreement”) by and between CMGFSC, as originator and seller and the Issuer, as buyer;

—Fee Receivables Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Fee Receivables Purchase Agreement”) by and between CMSC, as originator and the Issuer;

—Indenture dated as of March 7, 2002 and as previously amended (the “Indenture”) by and between the Issuer and the Trustee;

—Note Purchase Agreement dated as of March 7, 2002 and as previously amended (the “Note Purchase Agreement”) among the Issuer, CMGFSC, CMSC, Gotham and the Bank; and

—Servicing Agreement dated as of March 7, 2002 by and among CMSC, CMGFSC, the Issuer and the Trustee.

WHEREAS, the Purchase Agreement, Receivables Purchase Agreement, Fee Receivables Purchase Agreement, Indenture, Note Purchase Agreement and Servicing Agreement are, in this Agreement, collectively the “Affected Documents;”

WHEREAS, terms used in this Agreement and not defined herein shall have the meanings assigned to such terms in the Purchase Agreement or, if not defined therein, in the Indenture.

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.	The Purchase Agreement is hereby amended as follows:

1.1	Appendix A is hereby amended to add thereto the following definitions in alphabetical order:

“Corporate Obligor” shall mean a corporation, trust, partnership, limited liability company or other business entity which is organized under the laws of one of the states of the United States or the District of Columbia or which is a United States resident (which term includes a United States division or branch of an entity organized in a jurisdiction outside of the United States, so long as such division or branch maintains a place of business in the United States to which all Receivables are billed) and which has entered into a Relocation Management Agreement.

“Corporate Non-Guaranteed Contract” shall mean a Pool Relocation Management Agreement the Employer under which is not the United States of America or any agency or instrumentality thereof.

1.2	The definition of “CMSC Home Purchase Contract” in Appendix A is hereby amended to read in its entirety as follows:

“CMSC Home Purchase Contract” shall mean any Home Purchase Contract that was executed and pursuant to which CMSC purchased a Home, prior to the Closing Date (or, in the case of any Homes purchased in connection with a Corporate Non-Guaranteed Contract, prior to the date on which such Corporate Non-Guaranteed Contract became a Pool Relocation Management Agreement) and that, in either case, relates to a Receivable included in the CMSC Purchased Assets.

1.3	The definition of “Eligible Obligor” in Appendix A is hereby amended to delete clause (b) and substitute the following therefor:

(b) is the United States of America or any agency or instrumentality thereof, is a Corporate Obligor or is a Transferred Employee of any of the foregoing;

1.4	Section 2.1(a)(i) of the Purchase Agreement is hereby amended to read in its entirety:

(i) all Receivables (other than KF Receivables) owned by the Originator at the close of business on the Business Day preceding the Closing Date or thereafter created and arising and all Receivables owned by the Originator under a Corporate Non-Guaranteed Contract at the close of business on the Business Day preceding the date such Corporate Non-Guaranteed Contract first becomes a Pool Relocation Management Agreement or thereafter created and arising (collectively, the “Equity Receivables”).

2.	The Fee Receivables Purchase Agreement is hereby amended as follows:

2.1	Appendix A is hereby amended to add thereto the following definition in alphabetical order:

“Corporate Obligor” shall mean a corporation, trust, partnership, limited liability company or other business entity which is organized under the laws of one of the states of the United States or the District of Columbia or which is a United States resident (which term includes a United States division or branch of an entity organized in a jurisdiction outside of the United States, so long as such division or branch maintains a place of business in the United States to which all Receivables are billed) and which has entered into a Relocation Management Agreement.

2.2	The definition of “Eligible Obligor” in Appendix A is hereby amended to delete clause (a) and substitute the following therefor:

(a) is the United States of America, any state or local government or any agency or instrumentality of any of the foregoing or a Corporate Obligor;

3.	Schedule 2.1 to each of the Purchase Agreement, Receivables Purchase Agreement and Fee Receivables Purchase Agreement setting forth the list of Pool Relocation Management Agreements is hereby amended to add the Pool Relocation Management Agreements which are listed on Schedule 2.1 to this Agreement and each such Relocation Management Agreement listed on Schedule 2.1 to this Agreement is deemed to be part of Schedule 2.1 to the Purchase Agreement, Receivables Purchase Agreement and Fee Receivables Purchase Agreement.

4.	The Indenture is hereby amended as follows:

4.1	Section 1.01 is hereby amended to add the following definitions in alphabetical order:

“Aggregate Adjustment Amount” shall mean, as of any date of determination, an amount equal to the sum of (a) the Overconcentration Amount plus (b) the Geographic Overconcentration Amount.

“Corporate Concentration Limit” shall mean, as of any date of determination, (a) with respect to the Fee Receivables attributable to each Corporate Obligor having a long term unsecured senior debt rating of “A” or better from Standard & Poor’s or “A2” or better from Moody’s,, 10% of the Aggregate Receivable Balance, (b) with respect to the Fee Receivables attributable to each Corporate Obligor having a long term unsecured senior debt rating of less than “A” but “BBB” or better from Standard & Poor’s or less than “A2” but “Baa2” or better from Moody’s, 8% of the Aggregate Receivable Balance, (c) with respect to the Fee Receivables attributable to each Corporate Obligor having a long term unsecured senior debt rating of less than “BBB” but “BBB-” or better from Standard & Poor’s or less than “Baa2” but “Baa3” or better from Moody’s, 6% of the Aggregate Receivable Balance and (d) with respect to the Fee Receivables attributable to a Corporate Obligor which is not rated or which has a long term unsecured senior debt rating of less than “BBB-” from Standard & Poor’s or of less than “Baa3” from Moody’s , 5% of the Aggregate Receivable Balance; provided, that, the Purchaser may in its discretion approve any higher Corporate Concentration Limit for any Obligor under such terms and conditions which are acceptable to the Purchaser. If a Corporate Obligor is not rated but is the subsidiary of a rated entity, the parent’s rating or ratings shall for purposes of this definition, be deemed to be the ratings of the Corporate Obligor. If a Corporate Obligor’s rating results in two different Corporate Concentration Limits (because of differences in the ratings assigned by each of Standard & Poor’s and Moody’s), the Corporate Concentration Limit for such Corporate Obligor will be the lower of the two different Corporate Concentration Limits and if the Corporate Obligor is rated by Standard & Poor’s or by Moody’s, but not by both, the Corporate Concentration Limit shall be determined as if the Corporate Obligor were rated by both agencies at one level below its actual rating.

“Excess State Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any of (a) the aggregate Unpaid Balance of all Eligible Receivables arising from or relating to all Homes with street addresses in a single state (for purposes of this definition, any U.S. territory or commonwealth and the District of Columbia shall each be deemed a single state), over (b) an amount equal to 15% of the Aggregate Receivable Balance as of the last day of such Monthly Period.

“Excess ZIP Code Receivable Amount” shall mean, as of any date of determination, an amount equal to the excess, if any of (a) the aggregate Unpaid Balance of all Eligible Receivables relating to all Homes with street addresses in the same ZIP code, over (b) an amount equal to 5% of the Aggregate Receivable Balance as of the last day of such Monthly Period.

“Geographic Overconcentration Amount” shall mean, as of any date of determination, an amount equal to the sum of (a) the Excess ZIP Code Receivable Amount and (b) the Excess State Receivable Amount.

“Net Receivables Balance” shall mean, as of any date of determination, the Aggregate Receivable Balance less the Aggregate Adjustment Amount.

“Overconcentration Amount” shall mean, as of any date of determination, the sum of the aggregate amount, with respect to each Corporate Obligor, of the excess, if any, of (i) the Aggregate Receivables Balance owing by such Corporate Obligor as of such last day of such Monthly Period over (ii) the Corporate Concentration Limit with respect to such Corporate Obligor as of such last day of such Monthly Period.

4.2	The definition of “Asset Amount Deficiency” in Section 1.01 is hereby deleted in its entirety and the following is substituted therefor:

“Asset Amount Deficiency” shall occur if and to the extent the Net Receivable Balance is less than the Required Asset Amount as of such date.

4.3	The definition of “Final Stated Maturity Date” in Section 1.01 is hereby amended to delete clause (a) and substitute the following therefor:

(a) the Distribution Date occurring in July 2009 and

4.4	The definition of “Required Enhancement Amount” in Section 1.01 is hereby deleted in its entirety and the following is substituted therefor:

“Required Enhancement Amount” shall mean, as of any date of determination, an amount equal to the greater of (i) 15% of the Net Receivables Balance and (ii) an amount equal to the product of (A) the Net Receivables Balance multiplied by (B) the Reserve Percentage; provided, however, that after the declaration or occurrence of an Amortization Event, the Required Enhancement Amount shall equal the Required Enhancement Amount in effect on the date of the declaration or occurrence of such Amortization Event.

4.5	The definition of “Reserve Percentage” in Section 1.01 is hereby amended to delete therefrom the term “Aggregate Receivables Balance” and to substitute therefor the term “Net Receivables Balance.”

4.6	The definition of “Servicing Fee Reserve” in Section 1.01 is hereby amended to delete therefrom the term “Aggregate Receivables Balance” and to substitute therefor the phrase “Net Receivables Balance.”

4.7	The definition of “Stated Amount” in Section 1.01 is hereby deleted in its entirety and the following is substituted therefor:

“Stated Amount” shall mean $125,000,000.

4.8	Section 9.06(c) is hereby amended to add the following sentence immediately following the first sentence in such section:

Unless the Trustee has been otherwise notified by the Administrative Agent, the Trustee is entitled to rely upon a written statement of the Servicer to determine whether or not an Asset Amount Deficiency has occurred and is continuing.

5.	The Note Purchase Agreement is hereby amended as follows:

5.1	Section 1.1 is hereby amended to add the following definition in alphabetical order:

“Net Receivables Balance” is defined in the Indenture.

5.2	The definition of “Maximum Principal Amount” in Section 1.1 is hereby deleted in its entirety and the following is substituted therefor:

“Maximum Principal Amount” means the sum of (i) $125,000,000 minus (ii) the aggregate of all reductions pursuant to Section 2.4(a) or (c) thereof.

5.3	Clause (I) of the introductory provisions of Section 4.1 is hereby amended to read in its entirety as follows:

(I) the fact that immediately after giving effect to such Purchase, the Net Receivables Balance shall be at least equal to the Required Asset Amount;

5.4	Clause (II) of the introductory provisions of Section 4.2 is hereby amended to read in its entirety as follows:

(II) the fact that, immediately after giving effect to such Increase, the Net Receivables Balance shall be at least equal to the Required Asset Amount;

5.5	The Issuer, CMRC, CMSC, Gotham and the Bank, being all of the parties to the Note Purchase Agreement, by execution of this Amendment hereby, with respect to the amendments to the Note Purchase Agreement contained in this Amendment, waive those provisions of Section 7.1 of the Note Purchase Agreement which would require written confirmation of the ratings assigned on the Commercial Paper Notes (as defined in the Note Purchase Agreement) as a condition to the effectiveness of any amendment to the Note Purchase Agreement and the Issuer, CMRC, CMSC, Gotham and the Bank, being all of the parties to the Note Purchase Agreement hereby agree that the amendments to the Note Purchase Agreement contained in this Amendment shall be and hereby are effective without confirmation of the ratings on the Commercial Paper Notes.

5.6	Section 7.1 of the Note Purchase Agreement is hereby amended to insert a period after the phrase “and for the specific purpose for which given” and to delete the following provision:

in each case of (a) and (b) provided that no amendment or waiver shall be effective unless the Administrative Agent shall have received written confirmation from each Rating Agency that such amendment or consent, as applicable, shall not cause the rating then assigned by such Rating Agency on the Commercial Paper Notes to be downgraded or withdrawn.

5.7	Clause (ii) in Section 7.11 (b) of the Note Purchase Agreement is hereby amended to read in its entirety as follows:

(ii) any claim by an Governmental Authority or any Corporate Obligor that any required consent to the assignment of any CMGFSC Receivable as contemplated by the Transaction Documents has not been obtained or is invalid or defective.

6.	The Servicing Agreement is hereby amended as follows:

6.1	Section 1.01 of the Servicing Agreement is hereby amended to add the following definition in alphabetical order:

“Net Receivables Balance” is defined in the Indenture.

6.2	Section 3.03 of the Servicing Agreement is hereby amended to delete therefrom the term “Aggregate Receivables Balance” and to substitute therefor the term “Net Receivables Balance.”

7. The parties to this Agreement recognize that Cendant Mobility Government Financial Services Corporation has changed its name to Cendant Mobility Relocation Company and each of the parties to this Agreement hereby waive those provisions of the Receivables Purchase Agreement which require prior written notice of such name change and the parties to this Agreement agree that if all action relating to such name change required by Section 8.3 of the Receivables Purchase Agreement is completed by the date of this Agreement, CMGFSC shall be deemed to have complied with Section 7.3(c) of the Receivables Purchase Agreement with respect to such change in its name.

8. Following the execution of this Amendment by all parties hereto, the funding of the first Increase after the date hereof shall be subject to the condition that, in addition to those conditions set forth in the Note Purchase Agreement, Gotham and the Bank shall have received those items listed on the Document Checklist relating to the May 19, 2005 Kenosia Funding, LLC May 2005 Amendment and attached hereto Exhibit A.

9. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

10. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

11. Upon the effectiveness of this Agreement: (i) all references in any Affected Document to “this Agreement”, “hereof”, “herein” or words of similar effect referring to such Affected Document shall be deemed to be references to such Affected Document as amended by this Agreement; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Agreement; and (iii) each reference in any Transaction Document to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Agreement.

12. This Agreement shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Document, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

CENDANT MOBILITY SERVICES CORPORATION

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	Senior Vice President and Chief Financial Officer

CENDANT MOBILITY RELOCATION COMPANY

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	Senior Vice President and Chief Financial Officer

KENOSIA FUNDING, LLC

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK, not in its individual capacity but solely as Trustee

By:	/s/ Catherine Murray
Name:	Catherine Murray
Title:	Assistant Treasurer

[Signature Page to Kenosia Omnibus Agreement]

GOTHAM FUNDING CORPORATION, as Purchaser

By:	/s/ R. Douglas Donaldson
Name:	R. Douglas Donaldson
Title:	Treasurer

THE BANK OF TOKYO-MITSUBISHI, LTD., New York Branch, as Administrative Agent
By:	/s/ A. K. Reddy
Name:	A. K. Reddy
Title:	Vice President

[Signature Page to Kenosia Omnibus Agreement]